UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05989 )

Exact name of registrant as specified in charter: Putnam Utilities Growth and Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Utilities Growth and Income Fund

4|30|07

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Utilities Growth and Income Fund

4| 30| 07 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	14
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	32
Financial statements	34
Brokerage commissions	56

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the semiannual period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Utilities Growth and Income Fund: a diversified approach to utilities investing

Many stock funds offer the potential for growth but produce little or no income for investors. Putnam Utilities Growth and Income Fund sets itself apart by pursuing both capital growth and current income through investment in securities from the utilities sector.

Public utilities, which provide services such as electricity and gas, have a history of consistent dividend payouts to investors. As a result, these securities have long been valued as an alternative to bonds — especially during periods of low interest rates, when investors look outside the bond market for income. In recent years, the income-producing power of utilities holdings has grown even stronger, largely because of legislation in 2003 that reduced the federal tax on dividends. Since that time, many investors have been able to keep more of their dividend income, though there is no assurance that this tax reduction will continue indefinitely.

Another influence on the performance and attractiveness of utilities securities is the price of natural gas. Gas prices affect not only the natural gas industry, but any industry that uses gas in its production or delivery process. For example, gas is widely used to produce electricity; therefore, as gas prices rise and fall, the cost of electricity tends to follow suit. Since the demand for electricity is usually stable even as prices fluctuate, an industry-wide increase in prices can lead to higher profits for companies that use less costly fuels.

To make the most of opportunities in the utilities sector, the management team of Putnam Utilities Growth and Income Fund seeks to keep its portfolio broadly diversified within the sector. The fund may invest in bonds as well as stocks, in both domestic and foreign markets, across several industries with varying degrees of regulation, and in companies of different sizes. An essential component of the fund’s strategy, particularly during periods of uncertainty, is to maintain a solid foundation of securities in stable-demand industries such as electric power, telecommunications, and natural gas. Guided by this broad-based approach, the fund’s management team is committed to finding rewarding opportunities for income and growth by anticipating, and responding to, developments that affect the utilities sector.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Major industries in the utilities sector

Electric utilities Companies that generate, transmit, or distribute electricity.

Natural gas utilities Companies that transmit, store, or distribute natural gas.

Regional Bells Companies that provide access to voice communications networks within a specific geographic region.

Telecommunications Companies that provide voice, data, and video communications products and services

Telephone Companies that provide fixed-line and wireless telephone communications services.

Water utilities Companies that provide services related to water or wastewater.

Key developments affecting electric and gas utilities since the inception of the fund.

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities such as natural gas, electric, and communications services companies. It may be suitable for investors who want a long-term investment that can offer both income and growth potential.

Highlights

• For the six months ended April 30, 2007, Putnam Utilities Growth and Income Fund’s class A shares returned 18.59% before sales charges.

• The fund’s benchmark, the S&P Utilities Index, returned 17.93% .

• The average return for the fund’s Lipper category, Utility Funds, was 17.70% .

• The fund’s quarterly distribution was reduced to $0.048 for class A shares in December. See page 12 for details.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 14.

Performance

Total return for class A shares for periods ended 4/30/07

Since the fund’s inception (11/19/90), average annual return is 9.84% before sales charge and 9.48% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	8.76%	8.18%	131.52%	119.44%

5 years	13.35	12.13	87.10	77.22

3 years	22.57	20.39	84.16	74.51

1 year	36.90	29.73	36.90	29.73

6 months	—	—	18.59	12.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.25% load. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

It is a pleasure to report that your fund delivered impressive, double-digit returns for the first half of its 2007 fiscal year, which ended April 30, 2007. Based on results before sales charges, the fund outperformed both its benchmark, the S&P Utilities Index, and the average for its Lipper peer group. While we attribute this success primarily to our stock selection, it may also reflect the fact that the fund is more broadly diversified than its benchmark. The index includes only U.S.-based power and natural gas company stocks. The fund, by contrast, invests in these stocks as well as telecommunications company stocks; in stocks of utilities companies located outside the United States; and on occasion, in bonds issued by utilities companies. Since the dollar generally weakened against many foreign currencies during the period, the fund’s international currency exposure made a modest positive contribution to performance.

Market overview

Although overall volatility has increased, world stock markets generally rallied during the semiannual period, with utilities stocks among the strongest performers. The market environment was favorable for these stocks, but we consider two political events to be key contributors to their strength: the achievement of a Democratic majority in Congress and the U.S. Supreme Court’s recent ruling that carbon dioxide must be regulated as a pollutant. Both events have increased the likelihood, already quite high, that legislation to control carbon dioxide will be adopted in coming years. Such legislation would most likely drive up the price of electric power, and is expected to be particularly beneficial for power-generating companies whose operations do not produce carbon dioxide, such as those that rely on wind, hydroelectric, or nuclear energy. However, depending on the type of legislation, it is possible that all power-generating companies could benefit.

The increasing possibility of a shortage of generating capacity in some areas (most likely along the Eastern seaboard

7

and in Southern California) is also having a positive effect on the environment for utilities stocks. Should such a shortage occur, it might mean high power prices for an extended period. Additionally, a strengthening in natural gas prices could further increase power prices and profitability. This is because in much of the United States, gas generation units are the marginal producers and thus set the market price; when gas prices rise, power prices follow. However, since the bulk of the power is produced by nuclear and coal, whose production costs are generally independent of gas prices, under this scenario, prices can rise while companies’ costs remain relatively stable.

Also, on the regulated side of the power-generating business, the nation’s utility infrastructure is in need of significant repair and upgrading after years of neglect. Investments in these repairs are already contributing to acceleration in the growth of the utility rate base and its earning power. The strong possibility of substantial merger and acquisition (M&A) activity, which could include buyouts of regulated companies by private equity capital, is another positive trend influencing the market.

Even with so many positive elements in the picture, the downside must always be considered. As noted earlier, rising natural gas prices in the United States have been a plus for utilities stocks, since they boost power

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/07.

Equities

S&P Utilities Index (utilities stocks)	17.93%

S&P 500 Index (broad stock market)	8.60%

Russell 1000 Growth Index (large-company growth stocks)	8.42%

Russell 1000 Value Index (large-company value stocks)	9.79%

Bonds

Lehman Aggregate Bond Index (broad bond market)	2.64%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	7.41%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	2.34%

prices; but any weakening of gas prices could hurt performance of these stocks. Likewise, utilities stocks have benefited from the benign interest-rate environment that has ensued since the Federal Reserve (the Fed) opted to hold short-term rates steady in August 2006, but they could be negatively affected by a shift in Fed policy. We are currently optimistic with regard to these two factors, but both are notoriously unpredictable.

Strategy overview

Your fund’s portfolio is focused on the securities of companies that sell basic, stable-demand services such as electricity, gas, water, and telecommunications. These securities are generally considered to provide greater-than-average price stability and yields when compared with the broader stock market. Our stock selection process incorporates both quantitative and fundamental analysis, but our final buy and sell decisions rely more heavily on the latter. For us, one of the most important measures of a security is the determination of its intrinsic value, which is based on an estimate of the earnings and cash flow it can generate in the future. Our understanding of past and future developments and uncertainties specific to the utilities industries also helps guide our investment process.

During the period, we increased the fund’s allocation to U.S. electric and gas utilities while reducing its exposure to European utilities. We had felt that the

Comparison of top industry weightings

This chart shows how the fund’s top industry weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

recent rally in the European utilities, which was, in part, stimulated by M&A activity, had run its course. Given this belief, taking profits and reallocating the assets to areas where we believed there was greater potential seemed a prudent and sensible move. In hindsight, it proved premature; the stocks we sold have continued to appreciate. However, the decision nevertheless proved beneficial for performance, as the U.S.-based utilities we replaced them with have appreciated to a greater extent.

The fund’s allocation to global telecommunications stocks and to utilities stocks from Asia has not changed materially over the course of the semiannual period. In addition, although we had eliminated all bond holdings during fiscal 2006 in order to increase the fund’s focus on equities, a more conservative outlook midway through the first half of the period led us to re-establish a small position in utility bonds. At its peak, this allocation represented less than 5% of net assets; it was reduced to less than 1% of net assets by the end of the period and eliminated shortly thereafter.

Your fund’s holdings

Utilities in the United States and Europe were the strongest contributors to performance for the period. In the United States, companies with exposure to the power market were the leaders, particularly those with substantial emission-free power generation. These included Entergy, Exelon, NRG

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 4/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Exelon Corp. (7.0%)	Electric utilities

AT&T, Inc. (4.7%)	Telephone

Entergy Corp. (4.6%)	Electric utilities

PG&E Corp. (3.9%)	Electric utilities

FPL Group, Inc. (3.8%)	Electric utilities

Dominion Resources, Inc. (3.6%)	Electric utilities

FirstEnergy Corp. (3.5%)	Electric utilities

Public Service Enterprise Group, Inc. (3.2%)	Electric utilities

Edison International (3.1%)	Electric utilities

TXU Corp. (2.9%)	Electric utilities

Energy, Constellation Energy Group, and FPL Energy, which all rely on nuclear plants to generate power to some degree; in addition, FPL is the leading wind-based power generator in the United States. Entergy’s stock performed especially well, showing the effects of its ongoing recovery from the hurricanes of 2005. Exelon and Constellation Energy were hurt by political controversy involving regulatory issues in Illinois and Maryland, respectively. This has held the stocks back somewhat but we do not expect it to affect their performance over the longer term. Northeast Utilities, a regulated company operating in New England, gained value following its exit from the competitive supply business, where it had floundered, and the announcement of its plans to invest in much-needed electricity transmission assets. The Federal Energy Regulatory Commission regulates these investments on terms more favorable than those prevailing in state jurisdictions. Three other utilities holdings — Equitable Resources, Williams Companies, and Energen —performed well primarily because of their exposure to the natural gas production business.

In Europe, EDF (Electricite de France), the largest publicly-traded nuclear-based power generator, benefited from global warming concerns, even though the French regulatory regime does not currently allow the company to profit directly from market conditions to any substantial degree. Veolia Environmental, a water and environmental multi-national conglomerate, posted healthy earnings gains and benefited from growing optimism over its business prospects. The fund’s position in Scottish Power gained value substantially when the company was taken over by Iberdrola, a Spanish utility company added to the portfolio after the end of the period. We subsequently took gains on the Scottish Power position. Other significant contributors to fund performance included Digi.com, a Malaysian tele-com firm that is skillfully exploiting the economic growth in Southeast Asia, and Macquarie Airports Trust, an investor in airports in Europe and Australia, whose stock rose as concerns over terrorism eased somewhat and global air traffic increased.

Almost all the fund’s holdings gained in value over the past six months, but some did not perform as well as others in their respective industries. Consequently, they had a negative effect on the fund’s relative performance. In the United States, these included Spectra Energy, created when Duke Energy spun off its natural gas assets into a separate company. Although it had an overall gain for the period, Spectra declined as some money from the gas utility sector switched to electrics, and because it does not have the gas production exposure that has aided the performance of other gas utilities. Similarly, the stock of Wisconsin Energy underperformed other portfolio holdings because it has little exposure to the power market. As a result, it dampened the fund’s relative performance. We believe both these holdings still have positive long-term prospects and are maintaining the positions. Like Wisconsin Energy, DPL Inc., a regional electric utility based in Dayton, Ohio, underperformed similar companies in the portfolio. However, regulation of utilities in Ohio is still evolving and we believe that DPL will likely benefit from tighter market conditions over time.

Some of the fund’s holdings overseas also had a negative effect on performance. RWE, headquartered in Germany, is a major coal and lignite burner that has been criticized both for its environmental record and because it has profited under the European carbon trading system (which enables the buying and selling of permits to produce carbon dioxide). We consider RWE an undervalued stock with a strong balance sheet and takeover potential, and are maintaining the fund’s position, although we have trimmed it somewhat. British Energy has been a volatile stock due to nuclear operating problems and power prices in the United Kingdom; poor timing with regard to the purchase and sale of the fund’s position detracted from relative performance despite an overall gain for the period. The stock of Tokyo Gas has been hampered by the delayed pass-through of higher commodity prices, which has led to conservative earnings guidance from company management. We believe these are short-term issues and anticipate improved performance as they are resolved. Several of the fund’s telecommunications holdings, including Swisscom, Comcast, Telus (Canada), and Hellenic Telecommunications, did not perform as well as we had expected due to heavy competition, business slowdowns, and higher-than-anticipated capital spending projections. We have sold the Comcast position but believe that Swisscom, Telus, and Hellenic Telecommunications have the potential to benefit as business conditions improve.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend reduced

While fund holdings appreciated substantially over the period, such gains did not produce a corresponding increase in dividend income, and the fund’s limited exposure to fixed-income holdings reduced its interest income. Accordingly, the fund’s quarterly per-share dividend for class A shares was adjusted from $0.054 to $0.048 in December 2006. Similar adjustments were made for other share classes.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Utilities stocks have performed extremely well over the past four and a half years. After such a strong run, the likelihood of a correction tends to increase, especially if interest rates were to rise or gas prices fall. We believe shareholders should be prepared for higher levels of volatility over the remainder of the fiscal year. Greater volatility may well result in lower stock prices throughout the utilities sector, but we believe such an event would not endure for long.

In our opinion, key investment drivers remain quite positive for this sector, particularly in the United States, where infrastructure investment has been inadequate for decades. In some areas of the country, generation capacity is barely sufficient to supply power requirements, and shortages could develop in two or three years. This will result in either higher market prices or aggressive measures by regulators to boost generation capacity, leading to improved profitability for regulated utilities. The same scenario holds true for transmission and distribution investment.

Beyond the question of long-term underinvestment and its implications looms the issue of global warming. With carbon trading now well established in Europe, expectations throughout the investment community are that some type of carbon tax or trading system will reach the United States within the next couple of years. Higher power prices will undoubtedly follow the establishment of such a system. Some argue that all generators will benefit from these higher prices, as has been the case in Europe. This may prove true, but we believe that the best way to benefit from these trends is by favoring emissions-free generators, primarily those who rely on nuclear and wind power to produce electricity.

M&A activity remains a significant factor in the performance of utility stocks in Europe, and may come to influence those in the United States as well. We do not yet see these factors at work to the same extent in Asia, where managements and regulators are more cautious about structural change. However, as the global telecommunications industry continues to deal with technological change and intense competition, we expect M&A activity to play a greater role and to contribute to increased profits and improved stock performance.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.84%	9.48%	9.02%	9.02%	9.02%	9.02%	9.30%	9.08%	9.56%	9.87%

10 years	131.52	119.44	114.67	114.67	114.75	114.75	120.32	113.12	125.90	132.50
Annual average	8.76	8.18	7.94	7.94	7.94	7.94	8.22	7.86	8.49	8.80

5 years	87.10	77.22	80.36	78.36	80.31	80.31	82.64	76.71	84.70	87.90
Annual average	13.35	12.13	12.52	12.27	12.51	12.51	12.80	12.06	13.06	13.44

3 years	84.16	74.51	80.07	77.07	80.15	80.15	81.42	75.55	82.76	84.94
Annual average	22.57	20.39	21.66	20.98	21.68	21.68	21.96	20.63	22.26	22.75

1 year	36.90	29.73	35.87	30.87	35.93	34.93	36.28	31.80	36.57	37.32

6 months	18.59	12.37	18.17	13.17	18.21	17.21	18.33	14.49	18.42	18.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 4/30/07

	S&P Utilities	Lipper Utility Funds
	Index	category average*

Annual average
(life of fund)	9.88%	11.41%

10 years	164.80	207.20
Annual average	10.23	11.73

5 years	74.31	103.75
Annual average	11.75	15.11

3 years	97.55	96.08
Annual average	25.48	25.05

1 year	37.22	34.01

6 months	17.93	17.70

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-year, 3-year, 5-year, 10-year and life-of-fund periods ended 4/30/07, there were 104, 98, 77, 68, 43, and 10 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.66%	9.29%	8.84%	8.84%	8.84%	8.84%	9.12%	8.90%	9.38%	9.68%

10 years	126.37	114.40	110.01	110.01	110.02	110.02	115.21	108.28	120.95	127.18
Annual average	8.51	7.93	7.70	7.70	7.70	7.70	7.97	7.61	8.25	8.55

5 years	73.13	64.02	66.74	64.74	66.89	66.89	68.98	63.55	71.05	73.75
Annual average	11.60	10.40	10.77	10.50	10.79	10.79	11.06	10.34	11.33	11.68

3 years	73.03	64.02	69.25	66.25	69.13	69.13	70.45	64.90	71.83	73.65
Annual average	20.05	17.93	19.17	18.46	19.14	19.14	19.45	18.14	19.78	20.20

1 year	35.57	28.41	34.51	29.51	34.57	33.57	34.83	30.42	35.21	35.90

6 months	20.62	14.33	20.09	15.09	20.13	19.13	20.27	16.34	20.44	20.77

Fund price and distribution information

For the six-month period ended 4/30/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.096		$0.043	$0.046	$0.062		$0.082	$0.113

Capital gains	—		—	—	—		—	—

Total	$0.096		$0.043	$0.046	$0.062		$0.082	$0.113

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/06	$12.82	$13.53	$12.75	$12.74	$12.80	$13.23	$12.80	$12.82

4/30/07	15.10	15.94	15.02	15.01	15.08	15.59	15.07	15.11

Current yield

(end of period)

Current
dividend rate[1]	1.27%	1.20%	0.53%	0.56%	0.80%	0.77%	1.09%	1.51%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	1.47	1.39	0.73	0.74	0.98	0.95	1.22	1.72

Current 30-day
SEC yield[3]
(without
expense
limitation)	1.47	1.39	0.73	0.73	0.98	0.94	1.22	1.71

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 10/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Total annual fund
operating expenses	1.24	1.99	1.99	1.74	1.49	0.99

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/07.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Utilities Growth and Income Fund from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.50	$ 10.55	$ 10.55	$ 9.20	$ 7.85	$ 5.15

Ending value (after expenses)	$1,185.90	$1,181.70	$1,182.10	$1,183.30	$1,184.20	$1,188.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.01	$ 9.74	$ 9.74	$ 8.50	$ 7.25	$ 4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,017.60	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Average annualized expense
ratio for Lipper peer group*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Utilities Growth
and Income Fund	65%	39%	30%	40%	45%

Lipper Utility Funds
category average	104%	122%	203%	231%	224%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research and Core Fixed-Income teams. Michael Yogg is the Portfolio Leader. Stephen Burgess and Kevin Murphy are the Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Global Equity Research and Core Fixed-Income teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/06.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 150,000	$ 95,000,000

Putnam employees	$2,158,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $720,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Murphy is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Michael Yogg, Stephen Burgess, and Kevin Murphy may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended April 30, 2007, Portfolio Member Stephen Burgess joined and Portfolio Member Masroor Siddiqui left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 73rd percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Utility Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

86th	72nd	75th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 100, 82, and 70 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that the fund’s relative performance suffered in part because the fund was less concentrated than some peer funds in particular industries and sectors with strong performance over recent periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Utility Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 15%, 69%, and 94%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 14 out of 98, 47 out of 68, and 41 out of 43 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/07 (Unaudited)

COMMON STOCKS (97.0%)*
	Shares	Value

Electric Utilities (61.7%)
Alliant Energy Corp. (S)	155,634	$6,816,769
American Electric Power Co., Inc.	65,100	3,269,322
Chubu Electric Power, Inc. (Japan)	113,500	3,639,752
CMS Energy Corp. (S)	455,690	8,439,379
Consolidated Edison, Inc.	46,000	2,357,960
Constellation Energy Group, Inc.	191,395	17,057,122
Dominion Resources, Inc. (S)	273,475	24,940,920
DPL, Inc.	248,751	7,798,344
DTE Energy Co.	166,600	8,428,294
Duke Energy Corp. (S)	796,701	16,348,305
E.On AG (Germany)	36,759	5,534,063
Edison International	401,745	21,031,351
Electricite de France (France)	123,354	10,693,115
Energy East Corp.	97,500	2,361,450
Entergy Corp.	280,507	31,736,562
Exelon Corp.	634,252	47,828,937
FirstEnergy Corp. (S)	345,456	23,643,009
FPL Group, Inc.	404,196	26,018,097
ITC Holdings Corp.	120,500	5,070,640
Kansai Electric Power, Inc. (Japan)	208,400	5,810,899
Kyushu Electric Power Co., Inc. (Japan)	95,200	2,676,956
Northeast Utilities	231,063	7,433,297
PG&E Corp. (S)	523,756	26,502,054
Progress Energy, Inc.	125,131	6,325,372
Public Service Enterprise Group, Inc.	252,120	21,795,774
RWE AG (Germany)	64,434	6,813,501
SCANA Corp.	22,500	979,425
Sierra Pacific Resources †	393,225	7,180,289
Southern Co. (The) (S)	347,421	13,129,040
Spectra Energy Corp.	364,000	9,500,400
TransAlta Corp. (Canada)	202,700	4,779,626
TXU Corp.	301,309	19,759,844
Westar Energy, Inc.	76,300	2,076,886
Wisconsin Energy Corp.	302,178	14,743,265
		422,520,019

Energy (Other) (0.7%)
Comverge, Inc. †	121,100	2,597,595
Covanta Holding Corp. †	101,246	2,484,577
		5,082,172

COMMON STOCKS (97.0%)* continued

	Shares	Value

Investment Banking/Brokerage (0.3%)
Babcock & Brown Wind Partners (Australia)	1,184,654	$1,840,103

Natural Gas Utilities (11.5%)
Centrica PLC (United Kingdom)	684,599	5,273,076
Energen Corp.	78,200	4,383,110
Equitable Resources, Inc. (S)	267,103	13,892,027
Gas Natural SDG SA (Spain)	87,265	4,385,362
MDU Resources Group, Inc. (S)	191,357	5,798,117
Osaka Gas Co., Ltd. (Japan)	1,311,000	4,907,803
Sempra Energy	300,073	19,048,634
Toho Gas Co., Ltd. (Japan)	784,000	4,064,147
Tokyo Gas Co., Ltd. (Japan)	1,151,000	5,761,929
Williams Cos., Inc. (The)	381,892	11,265,814
		78,780,019

Oil & Gas (1.4%)
Questar Corp.	97,664	9,486,104

Power Producers (2.7%)
AES Corp. (The) †	589,248	12,957,564
Dynegy, Inc. Class A †	130,996	1,232,672
NRG Energy, Inc. † (S)	50,400	3,979,584
		18,169,820

Publishing (0.4%)
Idearc, Inc.	79,128	2,749,698

Regional Bells (2.0%)
Verizon Communications, Inc.	366,560	13,995,261

Telecommunications (5.2%)
American Tower Corp. Class A † (S)	81,107	3,082,066
CenturyTel, Inc.	55,899	2,574,149
Digi.com Berhad (Malaysia)	727,900	4,309,465
France Telecom SA (France)	83,880	2,445,670
StarHub, Ltd. (Singapore)	1,473,430	2,814,935
Swisscom AG (Switzerland)	18,975	6,682,818
Telefonica SA (Spain)	238,992	5,331,941
Telenor ASA (Norway)	243,608	4,565,612
Telus Corp. (Canada)	71,841	3,841,453
		35,648,109

Telephone (6.7%)
AT&T, Inc.	828,594	32,083,160
Hellenic Telecommunication Organization (OTE) SA (Greece) †	230,132	6,603,449
Telekom Austria AG (Austria)	267,020	7,531,655
		46,218,264

COMMON STOCKS (97.0%)* continued

	Shares	Value

Transportation Services (1.0%)
Macquarie Airports (Australia)	965,698	$3,176,104
TNT NV (Netherlands)	87,416	3,938,667
		7,114,771

Utilities & Power (0.4%)
EDF Energies Nouvelles SA (France) †	40,454	2,370,169
EDF Energies Nouvelles SA 144A (France) †	1,872	109,679
		2,479,848

Water Utilities (3.0%)
Aqua America, Inc. (S)	90,592	2,002,989
Pennon Group PLC (United Kingdom)	728,032	8,702,866
Veolia Environnement (France)	122,804	10,142,118
		20,847,973

Total common stocks (cost $458,651,192)		$664,932,161

CORPORATE BONDS AND NOTES (0.2%)*

	Principal amount	Value

Beaver Valley II Funding Corp. debs. 9s, 2017	$790,000	$896,950
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	625,000	682,813

Total corporate bonds and notes (cost $1,565,620)		$1,579,763

SHORT-TERM INVESTMENTS (12.3%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.23% to 5.46% and
due dates ranging from May 1, 2007 to June 22, 2007 (d)	$55,713,409	$55,624,956
Putnam Prime Money Market Fund (e)	28,829,946	28,829,946

Total short-term investments (cost $84,454,902)		$84,454,902

TOTAL INVESTMENTS
Total investments (cost $544,671,714)		$750,966,826

* Percentages indicated are based on net assets of $685,183,851.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at April 30, 2007.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at April 30, 2007 (as a percentage of Portfolio Value):

Australia	0.7%
Austria	1.1
Canada	1.2
France	3.7
Germany	1.8
Greece	0.9
Japan	3.9
Malaysia	0.6
Netherlands	0.6
Norway	0.7
Singapore	0.4
Spain	1.4
Switzerland	1.0
United Kingdom	2.0
United States	80.0

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07 (Unaudited)

ASSETS

Investment in securities, at value, including $54,012,606 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $515,841,768)	$722,136,880
Affiliated issuers (identified cost $28,829,946) (Note 5)	28,829,946

Foreign currency (cost $173,814) (Note 1)	173,657

Dividends, interest and other receivables	1,205,407

Receivable for shares of the fund sold	843,306

Receivable for securities sold	498,718

Foreign tax reclaim	88,674

Total assets	753,776,588

LIABILITIES

Payable to custodian (Note 2)	189,955

Payable for securities purchased	10,366,691

Payable for shares of the fund repurchased	758,098

Payable for compensation of Manager (Notes 2 and 5)	1,070,511

Payable for investor servicing and custodian fees (Note 2)	112,258

Payable for Trustee compensation and expenses (Note 2)	166,235

Payable for administrative services (Note 2)	4,664

Payable for distribution fees (Note 2)	180,094

Collateral on securities loaned, at value (Note 1)	55,624,956

Other accrued expenses	119,275

Total liabilities	68,592,737

Net assets	$685,183,851

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$514,381,406

Undistributed net investment income (Note 1)	760,568

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(36,251,951)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	206,293,828

Total — Representing net assets applicable to capital shares outstanding	$685,183,851

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($611,763,223 divided by 40,508,223 shares)	$15.10

Offering price per class A share
(100/94.75 of $15.10)*	$15.94

Net asset value and offering price per class B share
($58,144,259 divided by 3,870,810 shares)**	$15.02

Net asset value and offering price per class C share
($5,601,445 divided by 373,228 shares)**	$15.01

Net asset value and redemption price per class M share
($3,849,495 divided by 255,277 shares)	$15.08

Offering price per class M share
(100/96.75 of $15.08)*	$15.59

Net asset value, offering price and redemption price per class R share
($470,500 divided by 31,212 shares)	$15.07

Net asset value, offering price and redemption price per class Y share
($5,354,929 divided by 354,482 shares)	$15.11

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $170,263)	$ 7,745,776

Interest (including interest income of $380,117
from investments in affiliated issuers) (Note 5)	660,974

Securities lending	42,784

Total investment income	8,449,534

EXPENSES

Compensation of Manager (Note 2)	2,124,144

Investor servicing fees (Note 2)	555,565

Custodian fees (Note 2)	145,241

Trustee compensation and expenses (Note 2)	19,555

Administrative services (Note 2)	14,869

Distribution fees — Class A (Note 2)	691,223

Distribution fees — Class B (Note 2)	298,278

Distribution fees — Class C (Note 2)	24,609

Distribution fees — Class M (Note 2)	13,302

Distribution fees — Class R (Note 2)	916

Other	109,490

Fees waived and reimbursed by Manager (Note 5)	(6,586)

Total expenses	3,990,606

Expense reduction (Note 2)	(133,726)

Net expenses	3,856,880

Net investment income	4,592,654

Net realized gain on investments (Notes 1 and 3)	36,732,736

Net realized loss on swap contracts (Note 1)	(43,696)

Net realized loss on futures contracts (Note 1)	(24,843)

Net realized gain on foreign currency transactions (Note 1)	9,434

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(5,905)

Net unrealized appreciation of investments during the period	66,403,951

Net gain on investments	103,071,677

Net increase in net assets resulting from operations	$107,664,331

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS
	Six months ended	Year ended
	4/30/07*	10/31/06

Operations:
Net investment income	$ 4,592,654	$ 9,752,683

Net realized gain on investments
and foreign currency transactions	36,673,631	50,957,064

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	66,398,046	35,096,292

Net increase in net assets resulting from operations	107,664,331	95,806,039

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(3,836,972)	(9,199,541)

Class B	(189,501)	(856,194)

Class C	(16,436)	(54,361)

Class M	(15,986)	(49,695)

Class R	(2,175)	(4,627)

Class Y	(33,258)	(70,276)

Redemption fees (Note 1)	4,308	927

Decrease from capital share transactions (Note 4)	(12,312,049)	(59,052,290)

Total increase in net assets	91,262,262	26,519,982

NET ASSETS

Beginning of period	593,921,589	567,401,607

End of period (including undistributed net investment income
of $760,568 and $262,242, respectively)	$685,183,851	$593,921,589

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2007**	$12.82	.11(d)	2.27	2.38	(.10)	—	(.10)	—(e)	$15.10	18.59*	$611,763	.59*(d)	.77*(d)	25.43*
October 31, 2006	10.97	.22(d,g)	1.86	2.08	(.23)	—	(.23)	—(e)	12.82	19.22	519,557	1.22(d,g)	1.88(d,g)	64.90
October 31, 2005	9.58	.22(d,f)	1.38	1.60	(.21)	—	(.21)	—(e)	10.97	16.76(f)	473,589	1.22(d)	2.11(d,f)	38.79
October 31, 2004	8.06	.18(d)	1.51	1.69	(.17)	—	(.17)	—	9.58	21.18	444,698	1.28(d)	2.11(d)	29.95
October 31, 2003	6.71	.19	1.34	1.53	(.17)	(.01)	(.18)	—	8.06	23.17	478,304	1.23	2.65	40.12
October 31, 2002	9.56	.23	(2.84)	(2.61)	(.22)	(.02)	(.24)	—	6.71	(27.73)	469,497	1.12	2.68	44.93

CLASS B
April 30, 2007**	$12.75	.06(d)	2.25	2.31	(.04)	—	(.04)	—(e)	$15.02	18.17*	$58,144	.97*(d)	.41*(d)	25.43*
October 31, 2006	10.91	.13(d,g)	1.85	1.98	(.14)	—	(.14)	—(e)	12.75	18.31	62,195	1.97(d,g)	1.18(d,g)	64.90
October 31, 2005	9.53	.14(d,f)	1.37	1.51	(.13)	—	(.13)	—(e)	10.91	15.86(f)	81,553	1.97(d)	1.37(d,f)	38.79
October 31, 2004	8.02	.12(d)	1.49	1.61	(.10)	—	(.10)	—	9.53	20.21	92,191	2.03(d)	1.37(d)	29.95
October 31, 2003	6.67	.14	1.34	1.48	(.12)	(.01)	(.13)	—	8.02	22.40	111,163	1.98	1.89	40.12
October 31, 2002	9.51	.16	(2.82)	(2.66)	(.16)	(.02)	(.18)	—	6.67	(28.35)	107,158	1.87	1.92	44.93

CLASS C
April 30, 2007**	$12.74	.05(d)	2.27	2.32	(.05)	—	(.05)	—(e)	$15.01	18.21*	$5,601	.97*(d)	.39*(d)	25.43*
October 31, 2006	10.91	.13(d,g)	1.84	1.97	(.14)	—	(.14)	—(e)	12.74	18.24	4,699	1.97(d,g)	1.15(d,g)	64.90
October 31, 2005	9.53	.14(d,f)	1.37	1.51	(.13)	—	(.13)	—(e)	10.91	15.91(f)	4,333	1.97(d)	1.37(d,f)	38.79
October 31, 2004	8.02	.12(d)	1.50	1.62	(.11)	—	(.11)	—	9.53	20.27	3,655	2.03(d)	1.36(d)	29.95
October 31, 2003	6.67	.14	1.34	1.48	(.12)	(.01)	(.13)	—	8.02	22.45	3,699	1.98	1.87	40.12
October 31, 2002	9.51	.16	(2.82)	(2.66)	(.16)	(.02)	(.18)	—	6.67	(28.37)	3,332	1.87	1.93	44.93

CLASS M
April 30, 2007**	$12.80	.07(d)	2.27	2.34	(.06)	—	(.06)	—(e)	$15.08	18.33*	$3,849	.84*(d)	.52*(d)	25.43*
October 31, 2006	10.95	.16(d,g)	1.86	2.02	(.17)	—	(.17)	—(e)	12.80	18.64	3,438	1.72(d,g)	1.42(d,g)	64.90
October 31, 2005	9.57	.17(d,f)	1.37	1.54	(.16)	—	(.16)	—(e)	10.95	16.11(f)	3,925	1.72(d)	1.62(d,f)	38.79
October 31, 2004	8.05	.14(d)	1.51	1.65	(.13)	—	(.13)	—	9.57	20.58	3,613	1.78(d)	1.61(d)	29.95
October 31, 2003	6.70	.16	1.34	1.50	(.14)	(.01)	(.15)	—	8.05	22.61	4,307	1.73	2.16	40.12
October 31, 2002	9.55	.18	(2.83)	(2.65)	(.18)	(.02)	(.20)	—	6.70	(28.16)	4,358	1.62	2.17	44.93

CLASS R
April 30, 2007**	$12.80	.09(d)	2.26	2.35	(.08)	—	(.08)	—(e)	$15.07	18.42*	$471	.72*(d)	.63*(d)	25.43*
October 31, 2006	10.96	.18(d,g)	1.86	2.04	(.20)	—	(.20)	—(e)	12.80	18.88	309	1.47(d,g)	1.59(d,g)	64.90
October 31, 2005	9.57	.20(d,f)	1.38	1.58	(.19)	—	(.19)	—(e)	10.96	16.53(f)	221	1.47(d)	1.84(d,f)	38.79
October 31, 2004†	8.20	.15(d)	1.38	1.53	(.16)	—	(.16)	—	9.57	18.86*	95	1.41*(d)	1.71*(d)	29.95

CLASS Y
April 30, 2007**	$12.82	.12(d)	2.28	2.40	(.11)	—	(.11)	—(e)	$15.11	18.81*	$5,355	.47*(d)	.89*(d)	25.43*
October 31, 2006	10.97	.24(d,g)	1.86	2.10	(.25)	—	(.25)	—(e)	12.82	19.51	3,723	.97(d,g)	2.14(d,g)	64.90
October 31, 2005††	11.59	.10(d)	(.72)	(.62)	—	—	—	—(e)	10.97	(5.35)*	3,781	.07*(d)	.07*(d)	38.79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

 †† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2007	<0.01%

October 31, 2006	0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.06

Class C	0.01	0.06

Class M	0.01	0.06

Class R	0.01	0.06

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Utilities Growth and Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies. The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2007, the value of securities loaned amounted to $54,012,606. The fund received cash collateral of $55,624,956, which is pooled with collateral of other Putnam funds into 35 issues of high-grade, short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $72,556,861 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$20,915,029	October 31, 2010

51,641,832	October 31, 2011

The aggregate identified cost on a tax basis is $545,040,435, resulting in gross unrealized appreciation and depreciation of $209,212,695 and $3,286,304, respectively, or net unrealized appreciation of $205,926,391.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475%

of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2007, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2007, the fund incurred $693,532 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street Bank and Trust Company, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At April 30, 2007, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2007, the fund’s expenses were reduced by $133,726 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $374, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $14,395 and $117 from the sale of class A and class M shares, respectively, and received $19,260 and $45 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received $68 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $157,197,776 and $177,845,582, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/07:
Shares sold	3,833,522	$54,221,801

Shares issued
in connection
with reinvestment
of distributions	243,940	3,432,958

	4,077,462	57,654,759

Shares
repurchased	(4,104,476)	(56,988,102)

Net increase/
(decrease)	(27,014)	$666,657

Year ended 10/31/06:
Shares sold	6,435,004	$75,096,029

Shares issued
in connection
with reinvestment
of distributions	728,340	8,218,506

	7,163,344	83,314,535

Shares
repurchased	(9,792,650)	(111,340,044)

Net decrease	(2,629,306)	$(28,025,509)

CLASS B	Shares	Amount

Six months ended 4/30/07:
Shares sold	388,561	$5,444,114

Shares issued
in connection
with reinvestment
of distributions	12,014	167,622

	400,575	5,611,736

Shares
repurchased	(1,408,723)	(19,538,373)

Net decrease	(1,008,148)	$(13,926,637)

Year ended 10/31/06:
Shares sold	688,306	$7,928,100

Shares issued
in connection
with reinvestment
of distributions	56,110	619,276

	744,416	8,547,376

Shares
repurchased	(3,340,785)	(37,760,234)

Net decrease	(2,596,369)	$(29,212,858)

CLASS C	Shares	Amount

Six months ended 4/30/07:
Shares sold	65,066	$924,524

Shares issued
in connection
with reinvestment
of distributions	1,021	14,249

	66,087	938,773

Shares
repurchased	(61,710)	(851,656)

Net increase	4,377	$87,117

Year ended 10/31/06:
Shares sold	112,369	$1,291,132

Shares issued
in connection
with reinvestment
of distributions	4,180	46,806

	116,549	1,337,938

Shares
repurchased	(145,020)	(1,640,170)

Net decrease	(28,471)	$(302,232)

CLASS M	Shares	Amount

Six months ended 4/30/07:
Shares sold	14,242	$204,624

Shares issued
in connection
with reinvestment
of distributions	1,059	14,870

	15,301	219,494

Shares
repurchased	(28,655)	(396,560)

Net decrease	(13,354)	$(177,066)

Year ended 10/31/06:
Shares sold	33,093	$382,717

Shares issued
in connection
with reinvestment
of distributions	3,963	44,613

	37,056	427,330

Shares
repurchased	(126,728)	(1,423,730)

Net decrease	(89,672)	$(996,400)

CLASS R	Shares	Amount

Six months ended 4/30/07:
Shares sold	12,510	$172,425

Shares issued
in connection
with reinvestment
of distributions	154	2,175

	12,664	174,600

Shares
repurchased	(5,565)	(73,904)

Net increase	7,099	$100,696

Year ended 10/31/06:
Shares sold	14,725	$166,050

Shares issued
in connection
with reinvestment
of distributions	410	4,627

	15,135	170,677

Shares
repurchased	(11,202)	(123,074)

Net increase	3,933	$47,603

CLASS Y	Shares	Amount

Six months ended 4/30/07:
Shares sold	113,290	$1,629,133

Shares issued
in connection
with reinvestment
of distributions	2,329	32,812

	115,619	1,661,945

Shares
repurchased	(51,572)	(724,761)

Net increase	64,047	$937,184

Year ended 10/31/06:
Shares sold	83,552	$970,628

Shares issued
in connection
with reinvestment
of distributions	6,181	69,762

	89,733	1,040,390

Shares
repurchased	(143,820)	(1,603,284)

Net decrease	(54,087)	$(562,894)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2007, management fees paid were reduced by $6,586 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $380,117 for the period ended April 30, 2007. During the period ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $206,694,233 and $184,217,223, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended April 30, 2007. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Merrill Lynch, Goldman Sachs, Credit Suisse First Boston, Citigroup Global Markets, and UBS Warburg. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended April 30, 2007.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Deutsche Bank Securities, First Albany Corporation, JPMorgan Clearing, Lazard Freres & Company, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Thomas Weisel Partners, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	W. Thomas Stephens	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Richard S. Robie, III
Putnam Investments Limited	Charles E. Haldeman, Jr.	Vice President
57–59 St. James’s Street	President
London, England SW1A 1LD		Francis J. McNamara, III
	Charles E. Porter	Vice President and
Marketing Services	Executive Vice President,	Chief Legal Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Robert R. Leveille
Boston, MA 02109	Compliance Liaison	Chief Compliance Officer

Custodians	Jonathan S. Horwitz	Mark C. Trenchard
Putnam Fiduciary Trust	Senior Vice President	Vice President and
Company, State Street Bank	and Treasurer	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Judith Cohen
Legal Counsel	Vice President and	Vice President, Clerk and
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer

Trustees	Janet C. Smith	Wanda M. McManus
John A. Hill, Chairman	Vice President, Principal	Vice President, Senior Associate
Jameson Adkins Baxter,	Accounting Officer and	Treasurer and Assistant Clerk
Vice Chairman	Assistant Treasurer
Charles B. Curtis		Nancy E. Florek
Myra R. Drucker	Susan G. Malloy	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Vice President and	Assistant Treasurer and
Paul L. Joskow	Assistant Treasurer	Proxy Manager
Elizabeth T. Kennan

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA026 244355 6/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Utilities Growth and Income Fund
By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 29, 2007